M&F Bank

First M & F Corporation

A Healthy Value-Oriented Bank for 118 Years

NASDAQ: FMFC

M&F Bank

Forward Looking Statement

M&F Bank

This presentation may contain statements of First M&F Corporation's strategies, plans and objectives, as well as estimates of future operating results for 2007 and beyond for First M&F Corporation as well as estimates of financial condition, operating efficiencies and revenue creation. These statements and estimates constitute forward-looking statements, within the meaning of the *Private Securities Litigation Reform Act of 1995*, which involve significant risks and uncertainties. Actual results may differ materially from the results discussed in these forward-looking statements. Factors that might cause such a difference include, but are not limited to, general economic conditions, changes in interest rates, deposit flows, loan demand, real estate values and competition; changes in accounting principles, policies or guidelines; changes in legislation or regulation; and other economic, competitive, governmental, regulatory and technological factors affecting the company's operations, pricing, products and services.

Introduction...

- ✓Solid financial institution for 118 years
- ✓Strong Base in Main Street Markets of MS
- ✓Expanding to growing Metro Markets
- ✓Regional network of 50 banks in Sunbelt
- ✓De Novo and Acquisition Growth

Assets:

✓$1.62 Billion

Market Cap:

✓$92 Million

Shares outstanding:

✓9 Million

Price range:

✓$8.00-$19.00

P/E Ratio:

✓7.00

Why Invest?

M&E Bank

Strength in Strategy

Strength in Capital

Strength in Value

Strength in Results

Strength in Strategy

M&E Bank

Strong Profitable Base in Mississippi

Expanding to Regional Banking in Mid-South

Opportunities for Growth in Metro Markets

- Economies Boosted by… Technology, Manufacturing, Aerospace and Corporate Headquarter locations
- New residents need a new bank
- Natives exit big banks for community bank service

Strength in Strategy

M&F Bank

Main Street and Metro Market Footprint

Regional Network of 50 Branches

New Branches

- Madison County
- Rankin County
- Cordova, TN
- Niceville, FL



Mississippi…*Growing Economy*

AeroSpace

- ✓ BAE Systems
- ✓ Lockheed Martin
- ✓ Northrop Grumman
- ✓ Pratt & Whitney



Automotive Assembly

- ✓ Nissan-Canton/Jackson
- ✓ Toyota-Tupelo
- ✓ PACCAR-Engines-Columbus

Industrial Manufacturing

- ✓ Nucor
- ✓ SeverCorr
- ✓ Viking
- ✓ Caterpillar Tractor Co.

Mississippi…*Growing Economy*

Military

- ✓ 55 Defense Manufacturers


Tort Reform
Act of 2004

Technology

- ✓ I-59 Technology Corridor
- ✓ 400+ Tech Companies
- ✓ SemiSouth Laboratories-Starkville
  - ✓ Silicon carbide manufacturing
- ✓ Cellular South-Jackson
  - ✓ Largest privately held wireless provider

Strategic Growth…

Opportunity in Metro & Florida Markets



Jackson, Mississippi

Commercial, Governmental and Health Care Center

✓*Forecasted Population Growth – 11.5%*

✓Deposits: $268 Million
✓Loans: $334 Million
✓Locations: 12



Strategic Growth…

Opportunity in Metro & Florida Markets


Nashville
Knoxville
Memphis
Chattanooga

Memphis, Tennessee

FedEx,NW Airlines Hub, Major MCI Call Center, Autozone Headquarters, International Paper and Regional Medical Center

- ✓ ***Forecasted Population Growth – 12.7%***

- ✓ **Deposits: $96 Million**
- ✓ **Loans: $195 Million**
- ✓ **Locations: 8**



Strategic Growth…

Opportunity in Metro & Florida Markets



Birmingham
Montgomery

Birmingham
Shelby County, Alabama

Saks, Inc., HealthSouth, Protective Life, Books-A-Million, Vulcan Materials, University of Alabama-Birmingham

Forecasted Population Growth – 15.8%

- ✓*Acquired Columbiana in 2006*
- ✓*Median Income Shelby County: $62,000*

- ✓**Deposits: $144 Million**
- ✓**Loans: $133 Million**
- ✓**Locations: 6**



Strategic Growth…

Opportunity in Metro & Florida Markets



Tallahassee
Jacksonville
Orlando
Tampa

Okaloosa County, Florida

Florida Panhandle
Home of Eglin Air Force Base, Tourism

- ✓*Forecasted 5 year Growth – 14%*
- ✓*Acquired Charter 2006*

- ✓Deposits: $16 Million
- ✓Loans: $43 Million
- ✓Locations: 1



Strategic Growth…*Deposits*

Deposits…$1.27 Billion
2nd Quarter 2008



$16
$144
$96
$268
$746
Main Street
Jackson
Memphis
Birmingham
Florida

Growth Markets 41%
$524 Million

Main Street Markets 59%
$746 Million

$ In Millions

Strategic Growth…*Loans*

M&F Bank

Loans…$1.19 Billion
2nd Quarter 2008

Growth Markets 59%
$704 Million



$43
$133
$486
$194
$344
Main Street
Jackson
Memphis
Birmingham
Florida

Main Street Markets 41%
$486 Million

$ In Millions

Strength in Capital

- Strong Capital Position
- Fuel Growth Without Dilution
- Weather the Real Estate Doldrums
- Successfully Growing "Cash-Type" Deposits

Strength in Capital


Strong Capital Position…2Q08
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
8.43%
10.09%
11.35% *
Tier 1 Capital to Avg. Assets
Tier 1 Capital to RWA
Total Capital to RWA
Actual
Minimum
Well Capitalized
* 5% increase over Q1

Tangible Equity Ratio: 6.30%

Strength in Value

Book Value > Stock Price

- Healthy Dividend: $0.52
- Dividend Yield: 4.73%



Stock Price
$11.00
Tangible Book Value per Share
$10.93
Book Value per Share
$15.38
$0.00
$5.00
$10.00
$15.00
$20.00

Strength in Value

M&F Bank

Asset Quality

- Closely monitoring asset quality
- Provisioned $5 M in 2 Q to the allowance for possible loan loss
- Allowance for loan loss currently 1.58%
- Adapting underwriting standards to current financial environment
- Transparent loan portfolio with traditional loan instruments

Value…*Diversified Loan Portfolio*

M&F Bank

Loans…2nd Quarter 2008

	Bank	Jackson	Memphis	Birmingham	Florida
C & D	22%	19%	37%	28%	63%
Commercial R/E	30%	38%	39%	22%	22%
Commercial	13%	10%	6%	8%	8%
Residential R/E	25%	23%	11%	28%	2%
Farmland/ Other Land	6%	7%	5%	11%	4%
Consumer	3%	3%	1%	3%	0%
Totals	$1195	$334	$195	$133	$43
In Millions					

Value…Asset Quality…Results

M&F Bank

Asset Quality

Asset Quality…2nd Quarter 2008					
	2006	2007	1Q08	2Q08	Total NPLs
Non-Performing Loans	0.36%	0.62%	1.23%	1.28%	$15.3 Million
					Total Loans
Net Charge-Offs	0.26%	0.28%	0.27%	0.46%	$1.19 Billion

Value…Asset Quality…Market Analysis

Non-Performing Loans by Market 2Q08



$3.4
22%
$1.7
11%
26%
$3.9
24%
$3.7
17%
$2.6
Main Street
Jackson Metro
Memphis Metro
Birmingham Metro
Florida

$ In Millions

Value…Asset Quality…Type Analysis



Non-Performing Loans by Type
2Q08
$0.6
1%
$.1
4%
$2.0
12%
17%
$2.6
46%
$7.0
20%
$3.0
C &D
Commercial R/E
Commercial
Residential R/E
Farmland/Other
Consumer

$ In Millions

Strength in Results

M&F Bank

Company Highlights…2Q 08

Year Over Year	
Deposits	4.6%
Loans	4.2%
Non-Interest Income	6.9%
Deposit Income	8.6%

Strength in Results

- ✓Focus on building "cash type" deposits
  - ✓Non-public
  - ✓Non-CDs
- ✓Greater proportion of "cash type" deposits in mix
- ✓Increased $86M Q/Q



Deposit Growth
$ in Millions
$824
$820
$877
$974
$1,186
$1,252
$1,268
54%
2002
2003
2004
2005
2006
2007
2Q08

Strength in Results

- ✓Focus on portfolio management and diversification
- ✓Closely monitoring asset quality


Loan Growth
$ in Millions
$667
$769
$832
$933
$1,087
$1,219
$1,195
79%
2002
2003
2004
2005
2006
2007
2Q08

Strength in Results



Net Income Growth
$ in Millions
$16
$14
$12
$10
$8
$6
$4
$2
$0
$10.2
$10.9
$10.8
$12.6
$13.9
$14.5
7%
CAGR
$5.8
Pre-Provision
$2.7
Post-Provision
2002
2003
2004
2005
2006
2007
2Q08
YTD

Strength in Results

M&F Bank



Non-Interest Income Growth
$25
$20
$15
$10
$5
$0
$ in Millions
$14.0
$14.1
$15.2
$16.5
$19.8
$21.1
$10.8
51%
2002
2003
2004
2005
2006
2007
2Q08 YTD

Strength in Results


Earnings Per Share
P/E Ratio: 7.00
Dividend: $0.52
$1.80
$1.60
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
$1.11
$1.18
$1.18
$1.40
$1.53
$1.59
$.50
$.57
$.58
$.72
$.78
$.63
$.29
7.5%
CAGR
Pre-Provision
Post-Provision
2002
2003
2004
2005
2006
2007
2Q08
YTD
Annual EPS
2Q EPS

Strength in Leadership

Innovative and Experienced Team

Hugh Potts, Jr.
- Chairman/CEO
- 37 years in banking

Michael Crandall
- EVP/Retail Sales Mgr
- 25 years in banking

Scott Wiggers
- President/COO
- 35 years in banking

Robert Autry, Jr.
- EVP/Administration
- 21 years in banking

John Copeland
- EVP/CFO
- 34 years in banking

Grover "Kin" Kinney
- EVP/Chief Deposit Officer
- 25 years in banking

Jeffrey Camp
- EVP/Sr. Credit Officer
- 27 years in banking

Steven Upchurch
- EVP/Retail Credit Officer
- 12 years in banking

Investment Summary

Strategy
- Strong Profitable Base in MS
- Building a Regional Bank
- Upside Potential in Metro Markets

Capital
- Strong Capital Position
- Fuel Growth without Dilution
- Weather the Real Estate Doldrums

Value
- Stock Price < Book Value
- Current Dividend is $0.52

Results
- Solid Results in Challenging Times
- Growing and Profitable

First M & F Corporation

A Healthy Value-Oriented Bank for 118 Years

M&F Bank

NASDAQ: FMFC